UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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INTUIT INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! INTUIT INC. P.O. BOX 7850 MOUNTAIN VIEW, CA 94039 INTUIT INC. 2022 Annual Meeting Vote by January 19, 2022 11:59 PM ET You invested in INTUIT INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 20, 2022. Vote Virtually at the Meeting* January 20, 2022 8:00 AM PST Virtually at: www.virtualshareholdermeeting.com/INTU2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D62999-P63890 Get informed before you vote View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 6, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Eve Burton	For
1b. Scott D. Cook	For
1c. Richard L. Dalzell	For
1d. Sasan K. Goodarzi	For
1e. Deborah Liu	For
1f. Tekedra Mawakana	For
1g. Suzanne Nora Johnson	For
1h. Dennis D. Powell	For
1i. Brad D. Smith	For
1j. Thomas Szkutak	For
1k. Raul Vazquez	For
1l. Jeff Weiner	For
2. Advisory vote to approve Intuit's executive compensation (say-on-pay)	For
3. Ratification of the selection of Ernst & Young LLP as Intuit's independent registered public accounting firm for the fiscal year ending July 31, 2022	For
4. Approve the Amended and Restated 2005 Equity Incentive Plan to, among other things, increase the share reserve by an additional 18,000,000 shares and extend the term of the plan by an additional five years	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.	

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